UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Lifeway Foods, Inc. (the “Company”) is planning to move its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) ahead by more than 60 days of the date of the 2022 annual meeting of stockholders. The Company will provide detail regarding the date, time, location and matters to be voted on at the 2023 Annual Meeting in the Company’s proxy statement for the 2023 Annual Meeting. In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), and the Amended and Restated Bylaws (the “Bylaws”) of the Company, the deadlines for the receipt of any stockholder proposals and director nominations to be considered at the 2023 Annual Meeting are set forth below.

Rule 14a-8 Proposals Deadline. Any stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2023 Annual Meeting pursuant to Rule 14a-8 must be received at the Company’s principal executive office on or before March 17, 2023 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Such proposals also need to comply with the Securities and Exchange Commission stockholder proposal rules.

Advance Notice Proposals and Nominations. In addition, any stockholder seeking to nominate a director or to bring other business before the 2023 Annual Meeting outside of Rule 14a-8 under the advance notice provisions included in the Company’s Bylaws must provide timely notice, as set forth in the Bylaws. Specifically, written notice of any such proposed business or nomination must be received by our Secretary at our principal executive offices not earlier than close of business not earlier than the 120th day before prior to the annual meeting, or March 5, 2023, and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the date on which public announcement of the date of such meeting is first made, or March 17, 2023. Any notice of proposed business or nomination also must comply with the notice and other requirements set forth in our Bylaws and with any applicable law.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: February 8, 2023	By:	/s/ Eric Hanson
Name: Eric Hanson Title: Chief Financial Officer

2